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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MAY 23, 2000

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                         1-12844                     58-1468053
(State or Other                (Commission File             (I.R.S. Employer
Jurisdiction of                    Number)                    Identification
Incorporation)                                                   Number)

               359 EAST PACES FERRY ROAD
               SUITE 400
               ATLANTA, GEORGIA                             30305
              (Address of Principal Executive Offices)    (Zip Code)


                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)

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ITEM 5. OTHER EVENTS.

             JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a Tenant Estoppel and Release, dated as of May 23, 2000, among the Company and JDN Development Company, Inc. and their affiliates, Wal-Mart Stores Inc. and Wal-Mart Real Estate Business Trust, and Lowe's Companies, Inc. and Lowe's Home Centers, Inc.

             The Company is also filing herewith amended and restated credit agreements with its bank groups for its revolving line of credit and term loan.

             Copies of the Tenant Estoppel and Release, the amended and restated credit agreements and the related press release issued on May 23, 2000 are included as exhibits to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

             (C) EXHIBITS.


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

  Exhibit No.                     Description
  -----------                     -----------

      99.1 Press Release: JDN REALTY CORPORATION REACHES AGREEMENT WITH WAL-MART AND LOWE'S; ENTERS INTO AMENDMENTS OF EXISTING CREDIT AGREEMENTS

      99.2         Tenant Estoppel and Release, dated May 23, 2000

      99.3 Second Amended and Restated Credit Agreement dated as of May 19, 2000 among JDN Realty Corporation, the Banks listed therein and Wachovia Bank, N.A., as Agent

      99.4         $100,000,000 Amended and Restated Term Loan Credit Agreement
                   dated as of May 19, 2000 among JDN Realty Corporation, the Banks listed therein, Wachovia Bank, N.A., as Agent and PNC Bank,
                   National Association, as Documentation Agent


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JDN REALTY CORPORATION



                                          By: /s/ John D. Harris, Jr.
                                             ----------------------------------
                                             John D. Harris, Jr.
                                             Controller

Date: May 23, 2000


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                                INDEX TO EXHIBITS


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


  Exhibit No.                       Description
  -----------                       -----------

      99.1 Press Release: JDN REALTY CORPORATION REACHES AGREEMENT WITH WAL-MART AND LOWE'S; ENTERS INTO AMENDMENTS OF EXISTING CREDIT AGREEMENTS


      99.2         Tenant Estoppel and Release, dated May 23, 2000

      99.3 Second Amended and Restated Credit Agreement dated as of May 19, 2000 among JDN Realty Corporation, the Banks listed therein and Wachovia Bank, N.A., as Agent

      99.4         $100,000,000 Amended and Restated Term Loan Credit Agreement
                   dated as of May 19, 2000 among JDN Realty Corporation, the Banks listed therein, Wachovia Bank, N.A., as Agent and PNC Bank,
                   National Association, as Documentation Agent


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